EXHIBIT 13.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Oded Bashan, as Chief Executive Officer of On Track Innovations Ltd. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge the accompanying annual report on Form 20-F/A for the year ended December 31, 2010 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

Date: March 16, 2012	By:	/s/ Oded Bashan
Oded Bashan
Chief Executive Officer of the Company